Annual Meeting of Shareholders May 18, 2016 1 LSS Bancorp logo.epsLake Shore Bancorp, Inc. Copyright 2016

Welcoming Remarks Gary W. Winger Chairman of the Board   2 Lake Shore Bancorp, Inc. Copyright 2016

Agenda .Call to Order - Gary W. Winger, Chairman .Introduction of Officers, Directors and Director Nominees .Secretary’s Report .Presentation of Proposals .Executive Management Report to Shareholders .Vote Report .Adjournment 3 Lake Shore Bancorp, Inc. Copyright 2016

Board of Directors 4 Lake Shore Bancorp, Inc. Copyright 2016 Director Since Susan C. Ballard 2012 Tracy S. Bennett 2010 Sharon E. Brautigam, Nominating and Corporate Governance Committee Chairperson 2004 Reginald S. Corsi 2008 David C. Mancuso, Asset/Liability Committee Chairman 1998 Daniel P. Reininga, President and Chief Executive Officer and Loan Committee Chairman 1994 Kevin M. Sanvidge, Compensation Committee Chairman 2012 Gary W. Winger, Chairman of the Board 1997 Nancy L. Yocum, Vice Chairperson of the Board and Audit/Risk Committee Chair 1995

Business of Annual Shareholders Meeting 5 Lake Shore Bancorp, Inc. Copyright 2016 .Election of Three Directors: Tracy S. Bennett Sharon E. Brautigam Kevin M. Sanvidge .An advisory vote on executive compensation (“Say-on-Pay”) .Ratification of the appointment of Baker Tilly Virchow Krause, LLP as independent registered public accounting firm for 2016

Executive Management Presentation 6 Lake Shore Bancorp, Inc. Copyright 2016 Daniel P. Reininga President and Chief Executive Officer

Safe Harbor Statement 7 Lake Shore Bancorp, Inc. This presentation includes "forward looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. We intend such forward-looking statements to be covered by the Safe Harbor Provision and are including this statement for the purpose of such Safe Harbor Provision of the Private Securities Litigation Reform Act of 1995.  Such forward-looking statements include, but are not limited to, statements concerning future business, revenue and earnings. They often include words such as “believe,” “expect,” “anticipate,” “estimate,” and “intend” or future or conditional verbs, such as “will,” “would,” “should,” “could” or “may”. These statements are not historical facts or guarantees of future performance, events or results. There are risks, uncertainties and other factors that could cause the actual results of the Company to differ materially from the results expressed or implied by such forward-looking statements. Information on factors that could affect the Company's business and results is discussed in the Company's periodic reports filed with the Securities and Exchange Commission. Forward looking statements speak only as of the date they are made. The Company undertakes no obligation to publicly update or revise forward looking information, whether as a result of new, updated information, future events or otherwise.

Lake Shore Bancorp Inc. Stock Profile 8 Lake Shore Bancorp, Inc. Copyright 2016 Market Data (as of May 11, 2016) – (Source - NASDAQ) .Ticker Symbol LSBK .52 – week Range $13.00 - $15.85 .Current Price $13.60 .Market Capitalization $32.7 million - minority shares only .Minority Shares Outst . 2.4 million shares .50 Day Avg. Trading Vol. 1,766 shares .Annual Cash Dividend $0.28 per share .Dividend Yield 2.059% .Ownership (as of 3/31/2016) – (Source – NASDAQ, SEC, internal) .Mutual Holding Company  (Lake Shore, MHC) 60.21% (holds 3.6 million shares) .Insiders (including directors, 7.12%  executives, and ESOP plan) .Institutional 13.12% .Other 19.55%

Lake Shore Savings Fast Facts 9 Lake Shore Bancorp, Inc. Copyright 2016 .Lake Shore Savings has been in business for over 125 years. .As of March 31, 2016 •Total Assets $474.3 million •Total Deposits $371.2 million •Total Loans Receivable, net $301.7 million .11 branch locations throughout Chautauqua and Erie Counties.

Loan Originations   New Loans 2015 2014  ($’s in millions) Residential Mortgage - New & Modified $ 21.37 $15.98 Commercial Mortgage - New & Modified 27.55 19.13 Commercial Loans 11.69 7.64 Home Equity Loans 6.40 6.08 Consumer Loans 0.33 0.38 Total New Loans $ 67.34 $49.21  36.8% YOY Increase  10 Lake Shore Bancorp, Inc. Copyright 2016

Commercial Lending   .Commercial Division Activities in 2015 .Growth of the Commercial Lending Portfolio .$39.24 Million in New Originations 46.6% YOY Increase .$104.3 Million of Commercial Portfolio Outstanding at year-end, 27.6% YOY increase (includes construction loans) .The Right Kind of Interest. 11 Lake Shore Bancorp, Inc. Copyright 2016

2015 Deposits 12 Lake Shore Bancorp, Inc. Copyright 2016 .2.82% Growth in Core Deposits (includes all deposits except time deposits) .12.9% Decrease in Time Deposits .Lower Average Rate Paid on Deposits – 15 basis points decrease •For the year ended 2015 – 0.68% •For the year ended 2014 – 0.83% .Year End 2015 Deposits: $369.2 million

Deposit Mix (as of December 31st) 13 Lake Shore Bancorp, Inc. Copyright 2016 57.04% 42.96% 2015 Deposit Mix Core Deposits Time Deposits 42.10% 57.90% 2011 Deposit Mix Core Deposits Time Deposits

Operational and Strategic Review 14 Lake Shore Bancorp, Inc. Copyright 2016 Solid and Sustainable Value Proposition - The CornerStone of our Community

Balance Sheet Growth and Risk Management 15 Lake Shore Bancorp, Inc. Copyright 2016 .Accomplished, experienced management team with extensive banking knowledge and a great understanding of our service areas .Long range strategic effort to diversify our loan portfolio in a way that increases earnings and effectively manages interest rate risk .Commercial loan portfolio growth .Focus on core deposit growth .Solid and sustainable Asset Quality Metrics compared to industry peers

Creating Shareholder Value 16 Lake Shore Bancorp, Inc. Copyright 2016 .High Capital Ratios enable organic growth without diluting shareholder value .Consistent dividend payment history .Stock buyback program in place .Meeting expectations of our shareholders

Operating Profile  17 Lake Shore Bancorp, Inc. Copyright 2016 .Corporate Wide Commitment to an Efficient Operating Profile .Efficiently managing operating expenses while growing bank income .Continually outperform our peer group in many categories .Commitment to effective management of Interest Rate Risk

Community Banking Strategy  18 Lake Shore Bancorp, Inc. Copyright 2016 .Effectively and efficiently meeting the needs of our customers .Strong Customer Value Proposition differentiating Lake Shore Savings from its toughest competitors .Personalized Friendly Service .Building Individual Customer Relationships backed by high tech desktop and mobile banking platforms

Rachel Foley Chief Financial Officer Lake Shore Bancorp, Inc. Copyright 2016 Lake Shore Bancorp, Inc. Financial Presentation 19

Total Assets ($ in millions) 20 Lake Shore Bancorp, Inc. Copyright 2016 $488.6  $482.4  $482.2  $487.5 $473.4 $474.3  $400.0  $425.0 $450.0 $475.0  $500.0  $525.0 2011 2012 2013 2014 2015 1Q2016

Loans, net ($ in millions) 21 Lake Shore Bancorp, Inc. Copyright 2016 $275.1  $272.9  $277.3 $284.9  $297.1 $301.7  $200.0 $225.0  $250.0 $275.0 $300.0  $325.0  $350.0 2011 2012 2013 2014 2015 1Q2016 CAGR 2.65%

Loan Composition  (as of December 31st) 22 Lake Shore Bancorp, Inc. Copyright 2016 2011 2015 Commercial real estate and commercial loans have increased by 72.8% since 2011, while one-to four-family loans have decreased by 14.0%. One-to-four family 66.8% Commercial real estate 16.4% Construction loans 0.2% Home equity 11.2% Commercial loans 4.7% Consumer loans 0.7% One-to-four family 53.1% Commercial real estate 28.4% Construction loans 1.6% Home equity 11.1% Commercial loans 5.3% Consumer loans 0.5%

on-performing Loans as a Percentage of Loans (as of December 31st)  23 Lake Shore Bancorp, Inc. Copyright 2016 3.67% 3.32% 2.44% 2.04% 1.76% 1.02% 0.89% 1.66% 1.66% 1.57% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% 2011 2012 2013 2014 2015 National Average* Lake Shore *Average of all savings institutions national - Source: FDIC

Loan Loss Reserves as a Percentage of Loans (as of December 31st ) 24 Lake Shore Bancorp, Inc. Copyright 2016 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 2011 2012 2013 2014 2015 0.50% 0.66% 0.65% 0.67% 0.67%

Total Deposits ($ in millions) 25 Lake Shore Bancorp, Inc. Copyright 2016 $379.8  $378.5  $388.2  $386.9 $369.2  $371.2  $200.0 $250.0 $300.0  $350.0  $400.0  $450.0 2011 2012 2013 2014 2015 1Q2016

Net Interest Income ($ in millions, as of December 31st) 26 Lake Shore Bancorp, Inc. Copyright 2016 $15.1  $15.0 $15.1 $14.5  $14.8  $10.0  $12.5  $15.0 $17.5  $20.0 2011 2012 2013 2014 2015

Treasury Yield 27 Lake Shore Bancorp, Inc. Copyright 2016 0.01 0.03 0.09 0.25 0.61 1.00 1.58 2.00 2.28 2.75 3.02 0.25 0.24 0.36 0.52 0.72 0.88 1.20 1.52 1.77 2.18 2.61 -1 0 1 2 3 4 1 mo3 mo6 mo1 yr2 yr3 yr5 yr7 yr10 yr20 yr30 yrPercentage Treasury Maturities 5/12/2015 5/10/2016

Net Income ($ in millions, as of December 31st) 28 Lake Shore Bancorp, Inc. Copyright 2016 $- $1.0 $2.0  $3.0  $4.0 2011 2012 2013 2014 2015 $3.7  $3.6 $3.7  $3.2  $3.3

Efficiency Ratio (as of December 31st) 29 Lake Shore Bancorp, Inc. Copyright 2016 73.38% 86.51% 77.75% 80.08% 78.50% 67.32% 69.16% 71.92% 76.46% 74.60% 60.00% 65.00% 70.00% 75.00% 80.00% 85.00% 90.00% 2011 2012 2013 2014 2015 National Average* Lake Shore * Includes Savings Institutions between $300 and $500 million in Assets Source:FDIC

Capital Levels – Bank Only (as of December 31st) 30 Lake Shore Bancorp, Inc. Copyright 2016 2015 2014 Well-Capitalized (Regulatory Definition)* Total capital (to risk-weighted assets) 24.93% 25.71% >10.0% Tier 1 capital (to adjusted total assets) 24.21% 24.95% >8.0% Common Equity Tier 1 capital (to risk-weighted assets) 24.21% N/A >6.5% * As of 12/31/2015

1st Quarter 2016 Balances vs.  2015 Year End Balances 31 Lake Shore Bancorp, Inc. Copyright 2016 .Total Assets of $474.3 million .Sold $14.4 million of Treasury Bonds .$12.0 million increase in Cash & Cash Equivalents .$15.6 million decrease in Investments .Loans, net increased $4.6 million .Total Deposits increased $2.0 million

1st Quarter 2016 vs. 1st Quarter 2015 Results 32 Lake Shore Bancorp, Inc. Copyright 2016 .2016 1st Quarter Net Income .$1.95 million - a $1.39 million increase .Impacted by $1.1 million after tax gain on sale of securities .$874,000 - without gain on sale of securities, a 53.6% YOY increase Other Components of Net Income (excluding gain on sale of securities): .$164,000 increase in net interest income .$40,000 increase in non-interest income .$301,000 decrease in income tax expense Offset by .$105,000 increase in provision expense .$95,000 increase in non-interest expense

LSBK Closing Stock Price December 31, 2011 thru May 10, 2016 33 Lake Shore Bancorp, Inc. Copyright 2016 Source: Nasdaq.com $9.55  $10.00  $10.27  $10.40 $10.29 $11.09  $11.70  $11.42  $12.20 $12.39  $12.45  $12.60 $13.56 $13.75 13.43  $13.50  $13.40  $13.29  $13.95  $8 $9 $10  $11  $12  $13 $14  $15 12/1/20116/1/201212/1/20126/1/201312/1/20136/1/201412/1/20146/1/201512/1/20156/1/2016

2016 Activities  Celebrating 125 Years of Service in 2016 34 Lake Shore Bancorp, Inc. Copyright 2016 Daniel P. Reininga President and Chief Executive Officer

Celebrating 125 Years of Service in 2016  35 Lake Shore Bancorp, Inc. Copyright 2016 New Checking Accounts & Mobile App .Checking accounts enhanced with “proximity couponing” technology and additional lifestyle savings benefits

Celebrating 125 Years of Service in 2016  36 Lake Shore Bancorp, Inc. Copyright 2016 125th Anniversary Product Promotions

Celebrating 125 Years of Service in 2016  37 Lake Shore Bancorp, Inc. Copyright 2016 125th Anniversary Product Promotions •Anniversary Money Market oHigh-yield product to attract new customers •Earn Bonus for Switching to Lake Shore Savings oAcquire new core deposit relationships

Celebrating 125 Years of Service in 2016  38 Lake Shore Bancorp, Inc. Copyright 2016 125th Anniversary Events & Activities oSeptember 10th - Cortese Live Radio Show and “Celebration Day” at each branch location oSweepstakes - win trip for 4 to Disney World oVarious local sponsorships throughout the year highlighting our 125 years of service to Chautauqua and Erie Counties

Summary 39 Lake Shore Bancorp, Inc. Copyright 2016 Putting People First is not simply our Bank’s Mission Statement, it is a fundamental belief shared by all of our Lake Shore Savings Bank Associates!

Conclusion 40 Lake Shore Bancorp, Inc. Copyright 2016 Questions? Thank you for your continued confidence in Lake Shore Bancorp, Inc.!

Lake Shore, MHC Annual Meeting of Members 41 Lake Shore Bancorp, Inc. Copyright 2016 •Call to Order • Introduction of Proposal to Elect Directors •Tabulation of Votes •Adjournment